SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of the May 23, 2018 by and between MGT Capital Investments, Inc., a Delaware corporation (the “Company”), and GEMINI SPECIAL OPPORTUNITIES FUND, LP, a Delaware limited partnership, and Black Mountain Equities, Inc., a California company (collectively, the “Investors”).

WHEREAS, upon the terms and condition stated in the Agreement and pursuant to Section 4(a)(2) of the 1933 Act (as defined below) and Rule 506 of Regulation D promulgated thereunder, the Investors wishes to purchase, and the Company wishes to sell promissory notes in the aggregate original principal amount of $840,000, in the form attached hereto as Exhibit A (the “Notes”).

WHEREAS, the parties have agreed that the obligation to repay the Notes shall be unsecured obligations of the Company; and

WHEREAS, the Notes, are collectively referred to herein as the “Securities” and the offering contemplated hereby is referred to herein as the “Offering”.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Purchase and Sale of Note. On the Closing Date (as hereinafter defined), subject to the terms and conditions of this Agreement, the Investors hereby agrees to purchase, and the Company hereby agrees to sell and issue, the Notes, with such principal amount of Note as set forth for each Investor on its signature page hereto.

2. Purchase Price. The aggregate purchase price for the Notes to be purchased by the Investors at the Closing shall be $700,000 (the “Purchase Price”). At the Closing, the Investors shall fund the Purchase Price by wire transfer of immediately available funds to the account specified in writing by the Company prior to the date hereof.

3. The Closing. Subject to the conditions set forth below, the purchase and sale of the Notes shall take place at a mutually agreeable location, on or about the date hereof (the “Closing” and the “Closing Date”). At the Closing, the Company shall deliver to the Investors: (i) this Agreement duly executed by the Company and (ii) the Notes purchased hereby duly executed by the Company and registered in the name of the Investors, At the Closing, the Investors shall deliver to the Company (x) this Agreement duly executed by the Investors and (y) the Purchase Price for the Notes.

4. Closing Conditions; Certain Covenants.

4.1 Conditions to the Investor’s Obligations. The obligation of the Investors to purchase the Notes to the Investors at the Closing is subject to the fulfillment, to the Investors’ reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all respects on the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

(b) Covenants. The Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) Notes. At the Closing, the Company shall have duly executed and delivered to the Investors the Notes purchased hereby, in each case duly executed by the Company and registered in the name of the Investors.

(d) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(e) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors, and the Investors shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(f) No Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

4.2 Conditions to the Company’s Obligations. The obligation of the Company to sell and issue the Notes to the Investors at the Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investors contained in this Agreement shall be true and correct in all respects on the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

(b) Purchase Price. At the Closing, the Investors shall have tendered to the Company the Purchase Price by wire transfer of immediately available funds to the account specified in writing by the Company prior to the date hereof.

(c) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

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4.3 Securities Law Disclosure; Publicity. If the Company determines in its sole discretion that a Form 8-K disclosing the material terms of the transactions contemplated hereby is required, then it will file such Form 8-K timely. The Company represents to the Investors that the Company has publicly disclosed all material, non-public information delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Investors with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Investors (which may be granted or withheld in the Investors’ sole discretion).

5. Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules or the Public Reports (as defined herein), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to the Investors:

5.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

5.3 Authorization; Enforcement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes, and the performance of all obligations of the Company, and the authorization (or reservation for issuance), sale and issuance of the Notes have been taken on or prior to the date hereof. Each of this Agreement, the Notes have been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.4 Valid Issuance of the Securities. The Notes are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, and free and clear of all Liens imposed by the Company other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

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5.5 Offering. Subject to the truth and accuracy of the Investor’s representations set forth in Section 6 of this Agreement, the offer and sale of the Securities, as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5.6 Public Reports. The Company is current in its filing obligations under the 1934 Act, including without limitation as to its filings of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “Public Reports”). The Public Reports do not contain any untrue statement of a material fact or omit to state any fact necessary to make any statement therein not misleading. The financial statements included within Company’s Annual Report on Form 10-K for the year ended June 30, 2016 and for each quarterly period thereafter (the “Financial Statements”) have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

5.7 Compliance With Laws. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect on its business and the Company has not received written notice of any such violation. The Company is not in violation of the requirements of the Trading Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Shares in the foreseeable future.

5.8 Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby and that such Investor is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Common Shares (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that such Investor is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by such Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor’s purchase of the Securities. The Company further represents to such Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

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6. Representations and Warranties of the Investors. Each Investor hereby represents, warrants and covenants, as to itself only and not the other Investor, that:

6.1 Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

6.2 No Public Sale or Distribution. The Investor is (i) acquiring its Note in each case for its own account, not as a nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution of any part thereof, except pursuant to sales registered or exempted under the 1933 Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof (a “Person”) to sell, transfer, pledge, assign or otherwise distribute any of the Securities.

6.3 Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

6.4 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

6.5 Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities and the transactions contemplated by this Agreement.

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7. Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for general working capital purposes.

8. Indemnification. In consideration of each Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under this Agreement and the Notes, the Company shall defend, protect, indemnify and hold harmless each Investor and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Notes, (b) any breach of any covenant, agreement or obligation of the Company contained in any of this Agreement or the Notes, or (c) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (i) the execution, delivery, performance or enforcement of any of this Agreement or the Notes, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Investor or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by this Agreement or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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9. Miscellaneous

9.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in San Diego County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile or email if sent during normal business hours of the recipient; if not, then on the next Trading Day, (c) five (5) Trading Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to (a) in the case of the Company, to MGT Capital Investments, Inc., 512 S. Mangum Street, Suite #408, Durham, NC 27701 and (b) in the case of the Investors, as the case may be, to: (i) Gemini Special Opportunities Fund, LP, c/o Gemini Strategies, Inc., 1075 Valleyside Lane, Encinitas, CA 92024, Email: Steve@GeminiStrategies.com, Attention: Steven Winters, and (ii) Black Mountain Equities, Inc., 13366 Greenstone Court, San Diego, CA 92131, Email: adam@blackmountainequities.com.

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9.5 Amendments and Waivers. No provision of this Agreement may be amended other than by a written instrument signed by both parties hereto. No provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

9.6 Brokers or Finder’s Fees. The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a broker’s or finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

9.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.8 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.10 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

9.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

10. Additional Defined Terms. In addition to the terms defined elsewhere in this Agreement and the Note, the following terms have the meanings set forth in this Section 18:

10.1 “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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10.2 “Common Shares” means the common stock, par value $0.001 per share, of the Company.

10.3 “Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

10.4 “Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the Note, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Note.

10.5 “Subsidiary” means any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

10.6 “Trading Day” means any day on which the Common Shares are traded on the Trading Market, provided that “Trading Day” shall not include any day on which the Common Shares are scheduled to trade on the Trading Market for less than 4.5 hours or any day that the Common Shares are suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., Eastern time) unless such day is otherwise designated as a Trading Day in writing by the Investor.

10.8 “Trading Market” means the OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Shares are ever listed or traded on The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, the NYSE MKT, or the OTCQX operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Trading Market” shall mean such other market or exchange on which the Company’s Common Shares are then listed or traded.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

MGT CAPITAL INVESTMENTS, INC.

By:	/s/ Robert Ladd
Name:	Robert Ladd
Title:	President and Chief Executive

INVESTOR:

Gemini Special Opportunities Fund, LP

By:	GEMINI STRATEGIES, INC.
Its:	Investment Manager

By:	/s/ Steven Winters
Name:	Steven Winters
Its:	President

Original Principal Amount of Note: $600,000

Purchase Price: $500,000

INVESTOR:

BLACK MOUNTAIN EQUITIES, INC.

By:	/s/ Adam Baker
Name:	Adam Baker
Its:	President

Original Principal Amount of Note: $240,000

Purchase Price: $200,000 (less $3,000 document preparation fee)

EXHIBIT A

FORM OF NOTE